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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):


                       October 28, 1999 (October 27, 1999)
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                              SERVICE EXPERTS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

    Delaware                        001-13037                    62-1639453
---------------                 ----------------             ----------------
(State or Other                 (Commission File             (I.R.S. Employer
Jurisdiction of                      Number)                   Identification
 Incorporation)                                                   Number)

                               Six Cadillac Drive
                                    Suite 400
                           Brentwood, Tennessee 37027
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               (Address of Principal Executive Offices) (Zip Code)

                                 (615) 371-9990
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)



                                Page 1 of 4 pages

                         Exhibit Index located on Page 4


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ITEM 5. OTHER EVENTS.

                  On October 27, 1999, Service Experts, Inc., a Delaware corporation (the "Company"), announced that it had entered into a definitive Agreement and Plan of Merger ("Merger Agreement") with Lennox International Inc. ("Lennox") pursuant to which Lennox will acquire the Company with each share of the Company's Common Stock, $.01 par value per share, being exchanged for 0.67 shares of Lennox (the "Merger"). The Merger is expected to be completed in the first quarter 2000 and is subject to customary closing conditions, including regulatory approvals and votes by the shareholders of the Company and Lennox. In connection with the Merger Agreement, the Company granted Lennox an option to purchase 19.9% of its currently outstanding shares, exercisable under certain circumstances (the "Option Agreement"). In addition, certain directors and executive officers of the Company and Lennox have agreed to vote their shares in favor of the transaction pursuant to shareholder voting agreements ("Shareholder Voting Agreements"). Copies of the Merger Agreement, Option Agreement and form of Shareholder Voting Agreement executed by certain Lennox shareholders are attached hereto and incorporated by reference.

                  The Company also announced that earnings for the third quarter ended September 30, 1999 are expected to fall below analysts' published expectations. A copy of the press release announcing the Merger and the Company's expected earnings is attached hereto and is incorporated by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

                  (a)      Financial Statements of Business Acquired.

                           None Required.

                  (b)      Pro Forma Financial Information.

                           None Required.

                  (c)      Exhibits.

                           99.1 Agreement and Plan of Merger, dated as of October 26, 1999, among the Company, Lennox and LII Acquisition Corporation

                           99.2 Stock Option Agreement, dated as of October 26, 1999, between the Company and Lennox

                           99.3 Form of Shareholder Agreement, dated October 26, 1999, between the Company and certain shareholders of Lennox

                           99.4 Copy of press release issued by the Company on October 27, 1999





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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     SERVICE EXPERTS, INC.

                                     By: /s/ Anthony M. Schofield
                                         ---------------------------------------
                                             Anthony M. Schofield
                                             Chief Financial Officer, Secretary
                                             and Treasurer

Date:  October 28, 1999





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                                  EXHIBIT INDEX

EXHIBIT
NUMBER                     DESCRIPTION OF EXHIBITS
------                     -----------------------

99.1 Agreement and Plan of Merger, dated as of October 26, 1999, among the Company, Lennox and LII Acquisition Corporation

99.2     Stock Option Agreement, dated as of October 26, 1999, between the
         Company and Lennox

99.3     Form of Shareholder Agreement, dated October 26, 1999, between the
         Company and certain shareholders of Lennox

99.4     Copy of press release issued by the Company on October 27, 1999









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